                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 26, 2005

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

               DELAWARE                   1-09335               36-2545354
     (State or other jurisdiction       (Commission          (I.R.S. employer
          of incorporation)             file number)        identification no.)

            1695 RIVER ROAD
            DES PLAINES, IL                                       60018
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Schawk, Inc.'s press release dated August 26, 2005 announcing that it had declared its regular quarterly dividend.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 9.01(c).  EXHIBITS.

         Exhibit 99.1      Press Release dated August 26, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCHAWK, INC.


Date:  August 26, 2005                 By:  /s/ James J. Patterson
                                            ----------------------------------
                                            James J. Patterson
                                            Senior Vice President and Chief
                                            Financial Officer

                                INDEX TO EXHIBITS

   Exhibit
   -------

     99.1       Press Release dated August 26, 2005.